Exhibit 99.1

T1 Energy and Corning Deal Accelerates ‘Made in America’ Solar Momentum

Landmark supply agreement catalyzes scalable, cost-competitive U.S. solar supply chain, supporting thousands of jobs and advancing energy security

AUSTIN, Texas and CORNING, N.Y., Aug. 15, 2025 (GLOBE NEWSWIRE) -- T1 Energy Inc. (NYSE: TE) (“T1,” “T1 Energy,” or the “Company”) and Corning Incorporated (“Corning,” NYSE: GLW) today announced a strategic commercial agreement that boosts the U.S. solar supply chain and advanced manufacturing of affordable, fast-to-deploy energy. T1 will source hyper-pure polysilicon and solar wafers produced by Corning at its Michigan campus. Starting in the second half of 2026, Corning wafers will be delivered to T1’s G2_Austin solar cell facility, which is currently under development. These cells will then be used to manufacture solar modules at T1’s operational G1_Dallas site.

Supply chain certainty remains a top priority for customers, and the expanded agreement between T1 and Corning delivers a more stable and predictable supply of domestically sourced solar components. By connecting American-made polysilicon, wafers, cells and modules, this vertically integrated model supports long-term planning, regulatory compliance and energy resilience.

The United States needs more electricity immediately to compete in the global AI race and achieve energy independence. The T1-Corning agreement addresses this urgency by unlocking the nation’s most scalable energy source through a manufacturing base that spans Michigan and Texas.

“This landmark supply chain agreement with Corning will help invigorate America with scalable, reliable, low-cost energy,” said Daniel Barcelo, T1’s Chief Executive Officer and Chairman of the Board. “This is American companies building in America and protecting American energy security. The U.S. needs to establish critical energy supply chains built on domestic capacity and industrial knowhow. Together with Corning, we intend to accelerate America’s ability to manufacture leading-edge solar solutions, support a total of nearly 6,000 American jobs, and promote American energy independence.”

“Corning is proud to help meet the growing need for solar products made in the United States,” said AB Ghosh, Corning Vice President and General Manager of Solar and Chairman and CEO of Hemlock Semiconductor. “We’re accelerating the ramp of our advanced manufacturing capabilities to support a resilient U.S. solar supply chain. Our agreement with T1 underscores the strong demand for high-quality, American-made solar technologies. By building foundational infrastructure in Michigan, we’re adding good-paying manufacturing jobs, strengthening the U.S. solar industry and advancing a more energy-independent future for the country.”

About T1 Energy

T1 Energy Inc. (NYSE: TE) is an energy solutions provider building an integrated U.S. supply chain for solar and batteries. In December 2024, T1 completed a transformative transaction, positioning the Company as one of the leading solar manufacturing companies in the United States, with a complementary solar and battery storage strategy. Based in the United States with plans to expand its operations in America, the Company is also exploring value optimization opportunities across its portfolio of assets in Europe.

To learn more about T1, please visit www.T1energy.com and follow us on social media.

T1 Energy Inc.	News Release

About Corning Incorporated

Corning (www.corning.com) is one of the world’s leading innovators in materials science, with a 170-year track record of life-changing inventions. Corning applies its unparalleled expertise in glass science, ceramic science, and optical physics along with its deep manufacturing and engineering capabilities to develop category-defining products that transform industries and enhance people’s lives. Corning succeeds through sustained investment in RD&E, a unique combination of material and process innovation, and deep, trust-based relationships with customers who are global leaders in their industries. Corning’s capabilities are versatile and synergistic, which allows the company to evolve to meet changing market needs, while also helping our customers capture new opportunities in dynamic industries. Today, Corning’s markets include optical communications, mobile consumer electronics, display, automotive, solar, semiconductors, and life sciences.

Investor contact:

Jeffrey Spittel

EVP, Investor Relations and Corporate Development

jeffrey.spittel@t1energy.com

Tel: +1 409 599-5706

T1 Media contact:

Russell Gold

EVP, Strategic Communications

russell.gold@t1energy.com

Tel: +1 214 616 9715

Corning Media contact:

Gabrielle Bailey

Corporate Communications

baileyGR@corning.com

Tel: +1 607 684-4557

Cautionary Statement Concerning Forward-Looking Statements:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation with respect to: the expected benefits of the agreement with Corning, including boosting the U.S. solar supply chain and advanced manufacturing of affordable, fast-to-deploy energy, delivery of a more stable and predictable supply of domestically sourced solar components and invigorating America with scalable, reliable, low-cost energy; the timing and delivery of wafers to G2_Austin and the manufacturing of solar modules at G1_Dallas; T1’s ability to build a vertically integrated model to support long-term planning, regulatory compliance and energy resilience and unlock the nation’s most scalable energy source through a manufacturing base that spans Michigan and Texas; and T1’s ability to accelerate America’s ability to manufacture leading-edge solar solutions, support a total of nearly 6,000 American jobs and promote American energy independence. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual future events, results, or achievements to be materially different from the Company’s expectations and projections expressed or implied by the forward-looking statements. Important factors include, but are not limited to, those discussed under the caption “Risk Factors” in (i) T1’s annual report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2025, (ii) T1’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 filed with the SEC on May 15, 2025, (iii) T1’s post-effective amendment no. 1 to the Registration Statement on Form S-3 filed with the SEC on January 4, 2024, and (iv) T1’s Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023. All of the above referenced filings are available on the SEC’s website at www.sec.gov. Forward-looking statements speak only as of the date of this press release and are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update such forward-looking statements, all of which are expressly qualified by the statements in this section, whether as a result of new information, future events or otherwise, except as required by law.

T1 intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on T1’s website in the ‘Investor Relations’ sections. T1, and its CEO and Chairman of the Board, Daniel Barcelo, also intend to use certain social media channels, including, but not limited to, X, LinkedIn and Instagram, as means of communicating with the public and investors about T1, its progress, products, and other matters. While not all the information that T1 or Daniel Barcelo post to their respective digital platforms may be deemed to be of a material nature, some information may be. As a result, T1 encourages investors and others interested to review the information that it and Daniel Barcelo posts and to monitor such portions of T1’s website and social media channels on a regular basis, in addition to following T1’s press releases, SEC filings, and public conference calls and webcasts. The contents of T1’s website and its and Daniel Barcelo’s social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

T1 Energy Inc.	News Release